==============================================================================
		SECURITIES AND EXCHANGE COMMISSION

		    Washington, D. C. 20549

			   FORM 8-K

			CURRENT REPORT

		Pursuant to Section 13 or 15(d) of
		the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) March 17, 1997


		American Express Credit Account Master Trust
			(Issuer in respect of the
	   Class A Series 1996-1 6.80% Asset Backed Certificates
	and Class B Series 1996-1 6.95% Asset Backed Certificates)


			American Express Centurion Bank
		Co-Originator of the Trust and a Transferor
	-------------------------------------------------------
        (Exact name of registrant as specified in its charter)

          Utah                    000-20787-01         11-2869526
----------------------------      ------------       -------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

6985 Union Park Center, Midvale, Utah                    84047
---------------------------------------                  -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (801) 565-5000
                                                     ---------------


	American Express Receivables Financing Corporation II
		Co-Originator of the Trust and a Transferor
	------------------------------------------------------

        Delaware                   000-20787           13-3854638
----------------------------      -----------        --------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

200 Vesey Street, New York, New York                     10285
---------------------------------------                  -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (212) 640-4473

==============================================================================

Item 5.  Other Events

A. Monthly Servicer's Certificate.

     On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "Class A Certificates" and the "Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Pooling and Servicing Agreement (the "Agreement") dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-1 Certificates accrues from
May 16, 1996 and is payable on July 15, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Class A Certificates and the Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

     The Monthly Servicer's Certificate for the March 17, 1997 Distribution Date covering the Monthly Period January 26, 1997 to February 24,1997, is filed as Exhibit 20.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

		(a) Not applicable.

		(b) Not applicable.

		(c) Exhibits:

	20.1 Series 1996-1 Monthly Servicer's Certificate for the March 17, 1997 Distribution Date.

				SIGNATURES
				----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  March 17, 1997

                                        AMERICAN EXPRESS CREDIT ACCOUNT
                                        MASTER TRUST

                                        AMERICAN EXPRESS CENTURION BANK,
                                        TRANSFEROR



                                        By: /s/ Mark Hales
                                            -------------------
                                        Name:   Mark Hales
                                        Title:  Chief Financial Officer




                                        AMERICAN EXPRESS RECEIVABLES
                                        FINANCING CORPORATION II, TRANSFEROR



                                        By: /s/ Leslie R. Scharfstein
                                            -------------------------
                                        Name:   Leslie R. Scharfstein
                                        Title:  President

				EXHIBIT INDEX
				-------------


Designation	        Description				Page
-----------		-----------				----

Exhibit 20.1	Series 1996-1 Monthly Servicer's Certificate	  5
		for the March 17, 1997 Distribution Date.